EXHIBIT 99.1

STOCK PURCHASE AGREEMENT

AGREEMENT dated December 23, 2002, between Capinvest LLC (hereinafter referred to as the "Buyer") and Mike Muzylowski and Carlo Civelli (hereinafter collectively, the "Sellers"), stockholders of Keystone Mines Limited, a Nevada corporation (hereinafter the "Company").

This Agreement sets forth the terms and conditions upon which the Sellers are today selling to the Buyer, and the Buyer is today purchasing from the Sellers 5,000,000 restricted shares of common stock (the "Shares"), $0.00001 par value per share, representing approximately 83.18% of the issued and outstanding shares of capital stock of the Company.

In consideration of the mutual agreement contained herein, the parties hereby agree as follows:

I. SALES OF THE SHARES.

1.01 Shares being Sold. Subject to the terms and conditions of this Agreement, the Sellers are selling, assigning, and delivering the Shares to the Buyer at the closing provided for in Section 1.03 hereof (the "Closing"), free and clear of all liens, charges, or encumbrances of whatsoever nature.

1.02 Consideration. At the Closing, the Buyer is delivering to the Sellers US$50,000 in wired funds which have been wire transferred to the account of Conrad C. Lysiak, attorney at law.

1.03 Closing. The Closing of the transactions provided for in this Agreement is taking place upon satisfaction of terms set forth in paragraph 1.04.

1.04 Escrow. The Buyer has wire transferred to Conrad C. Lysiak, as escrow agent, ("Escrow Agent") the sum of US$50,000. Sellers will deliver to Escrow Agent duly endorsed stock certificates representing 5,000,000 restricted shares of common stock (the "Shares"). Upon receipt of the aforementioned from both parties, Escrow Agent will deliver the Shares to Buyer and concurrently therewith, Escrow Agent will deliver to Sellers US$50,000.

II. REPRESENTATIONS AND WARRANTIES BY THE SELLERS.

The Sellers hereby jointly and severally represent and warrant as follows:

2.01 Organization, Capitalization, etc.

(a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada, and is qualified in no other state

(b) The authorized capital stock of the Company consists of 100,000,000 shares, par value $0.00001 per share, 6,011,198 of which are validly issued and outstanding, fully paid and nonassessable. All of the shares owned by the Sellers are owned free and clear of any liens, claims, options, charges, or encumbrances of whatsoever nature. The Sellers have the unqualified right to sell, assign, and deliver the Shares, and, upon consummation of the transactions contemplated by this Agreement, the Buyer will acquire good and valid title to the Shares, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature. The Buyer acknowledges that the Shares being acquired from the Sellers are restricted securities as that term is defined in Rule 144 of the Securities Act of 1933, as amended (the "Act"). There are no outstanding options or other agreements of any nature whatsoever relating to the issuance by the Company of any shares of its capital stock.

(c) The Company has the corporate power and authority to carry on its business as presently conducted.

2.02 No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or Bylaws of the Company, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which the Company or any of the Sellers is a party or by which the Company or any of the Sellers is bound.

2.03 Financial Statement. The Sellers have delivered to the Buyer copies of the Company's financial statements as contained in the Company's reports filed with the United States Securities and Exchange Commission.

2.04 Tax Returns. The Company has duly filed all tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by federal, state, or local taxing authorities (including without limitation those due in respect of its properties, income, franchises, licenses, sales, and payrolls); there are no liens upon any of the Company's property or assets; there are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted against the Company.

2.05 Title to Properties; Encumbrances. The Company has good and marketable title to all of its properties and assets, real and personal, tangible and intangible, including without limitation the properties and assets reflected in the financial statements of the Company. All such properties and assets reflected in that balance sheet have a fair market or realizable value at least equal to the value thereof as reflected upon the balance sheet, and they are subject to no mortgage, pledge, lien, conditional sale agreement, encumbrance, or charge of whatsoever nature. There are currently no properties owned by the Company.

2.06 Accounts Receivable. All accounts receivable of the Company, whether reflected in the Company's financial statements or otherwise, represent sales actually made in the ordinary course of business and the reserve for uncollectibility of receivables as reflected in the aforesaid balance sheet is adequate and was calculated in a way consistent with past practice. There are currently no accounts receivable of the Company.

2.07 Undisclosed Liabilities. Except to the extent reflected in the balance sheet of the Company contained in its reports filed with the Securities and Exchange Commission, the Company as of that date had no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Further, the Sellers do not know or have any reasonable ground to know of any basis for the assertion against the Company of any liability or obligation as of December 13, 2002, of any nature or in any amount not fully reflected or reserved against in the financial statements. The Company had no accounts payable at the date hereof.

2.08 Absence of Certain Changes. The Company has not since inception:

(a) Suffered any material adverse change in financial condition, assets, liabilities, business, or prospects;

(b) Incurred any obligation or liability (whether absolute, accrued, contingent, or otherwise) other than in the ordinary course of business and consistent with past practice;

(c) Paid any claim or discharged or satisfied any lien or encumbrance or paid or satisfied any liability (whether absolute, accrued, contingent, or otherwise) other than liabilities shown or reflected in the Company's financial statements, in the ordinary course of business and consistent with past practices;

(d) Permitted or allowed any of its assets, tangible or intangible, to be mortgaged, pledged, or subjected to any liens or encumbrances;

(e) Written down the value of any inventory or written-off as uncollectible any notes or accounts receivable or any portion thereof;

(f) Cancelled any other debts or claims or waived any rights of substantial value, or sold or transferred any of its assets or properties, tangible or intangible, other than sales of inventory or merchandise made in the ordinary course of business and consistent with past practice;

(g) Made any capital expenditures or commitments for additions to property, plant or equipment;

(h) Declared, paid, or set aside for payment to its stockholders any dividend or other distribution in respect of its capital stock or redeemed or purchased or otherwise acquired any of its capital stock or any options relating thereto or agreed to take any such action;

(i) Made any material change in any method of accounting or accounting practice.

2.09 Litigation. There are no actions, proceedings, or investigations pending or, to the knowledge of the Sellers, threatened against the Company, and the Sellers know or have any reason to know of any basis for any such action, proceeding, or investigation. There is no event or condition of any kind or character pertaining to the business, assets, or prospects of the Company that may materially and adversely affect such business, assets or prospects.

2.10 Disclosure. The Sellers have disclosed to the Buyer all facts material to the assets, prospects, and business of the Company. No representation or warranty by the Sellers contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to the Buyer pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the business of the Company with proper information as to the Company and its affairs.

2.11 SEC Filings. The Company is obligated to file reports with the Securities and Exchange Commission and is current in its reporting obligations.

2.12 Restricted Shares. The Certificates representing the Shares delivered pursuant to this Agreement which are owned by Sellers are "restricted shares" as that term is defined in Rule 144 of the Securities Act of 1933 (the "Act"). Further, Sellers are affiliates of the Company. Accordingly, Sellers' Shares contain a "144 Legend."

III. REPRESENTATIONS AND WARRANTIES BY THE BUYER.

The Buyer hereby represents and warrants as follows:

3.01 Organization, etc. The Buyer is a corporation organized under the laws of Nevis.

3.02 Authority. The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby have been duly authorized by the Buyer.

3.03 Representations Regarding the Acquisition of the Shares.

(a) The undersigned Buyer understands that the SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCIES;

(b) The Buyer is not an underwriter and is acquiring the Seller's Shares solely for investment for the account of the Buyers and not with a view to, or for, resale in connection with any distribution with in the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

(c) The Buyer understands the speculative nature and risks of investments associated with the Company and confirms that the Shares are suitable and consistent with its investment program and that its financial position enables its to bear the risks of this investment;

(d) The Shares subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, without the express prior written consent of the Company and the prior opinion of counsel for the Company that such disposition will not violate federal and/or state securities acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, gibing, and any form of conveying, whether voluntary or not;

(e) To the extent that any federal, and/or state securities laws shall require, the Buyer hereby agrees that any Shares acquired pursuant to this Agreement shall be without preference as to assets;

(f) The Company or the Sellers are under no obligation to register or seek an exemption under any federal and/or state securities acts for any stock of the Company or to cause or permit such stock to be transferred in the absence of any such registration or exemption and that the Buyer herein must hold such stock indefinitely unless such stock is subsequently registered under any federal and/or state securities acts or an exemption from registration is available;

(g) The Buyer represents that it is sophisticated and has had the opportunity to ask questions of the Company and the Seller and receive additional information from the Company and the Sellers to the extent that the Company and the Sellers possessed such information, or could acquire it without unreasonable effort or expense necessary to evaluate the merits and risks of any investment in the Company. Further, the Buyer has been given: (1) All material books and records of the Company; (2) all material contracts and documents relating to the Company and this proposed transaction; (3) an opportunity to question the Sellers and the appropriate executive officers of the Company; and, (4) copies of all reports filed with the Securities and Exchange Commission.

(h) The Buyer has satisfied the suitability standards imposed by the laws of its domicile. The Shares being acquired from the Sellers have not been registered under federal, state or foreign laws. The Buyer acknowledges that the Sellers may not have complied with the foregoing laws in seeking an exemption from the transactions contemplated by this Agreement. Accordingly, the Buyer waives any and all rights, claims or causes of action they may have against the Sellers and the Company under the laws of their citizenship, the United States or any of the states, as a result of the Sellers' failure to comply with applicable securities laws.

IV. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

4.01 Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

4.02 Indemnification. The Sellers, jointly and severally, agree to indemnify the Buyer and hold it harmless from an in respect of any assessment, loss, damage, liability, cost, and expense (including without limitation interest, penalties, and reasonable attorneys' fees) in excess of $1,000 in the aggregate, imposed upon or incurred by the Buyer resulting from a breach of any agreement, representation, or warranty of the Sellers. Assertion by the Buyer of its right to indemnification under this Section 5.02 shall not preclude the assertion by the Buyer of any other rights or the seeking of any other remedies against the Sellers.

V. MISCELLANEOUS.

5.01 Expenses. All fees and expenses incurred by the Sellers in connection with the transactions contemplated by this Agreement shall be borne by the Buyer.

5.02 Further Assurances. From time to time, at the Buyer's request and without further consideration, the Sellers, at their own expense, will execute and transfer such documents and will take such action as the Buyer may reasonably request in order to effectively consummate the transactions herein contemplated.

5.03 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the prospective heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

5.04 Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

5.05 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

5.06 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Nevada, without regard to its conflict-of-laws rules and venue of any actions brought under this Agreement will be in the federal or state courts of Nevada.

5.07 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

If to the Sellers:	______________________ ______________________ ______________________

If to the Buyer:	Capinvest LLC P.O Box 556, Main Street, Charlestown, Nevis Attn: Ernest Doder

5.08 Agent. Each Seller, individually, shall have full authority to execute all documents and receive said US$50,000 on behalf of the other Seller, individually. Further, Sellers hereby authorize and direct each other to act as their agent in connection with the disbursement of the moneys set forth above.

5.09 Effect. In the event any portion of this Agreement is deemed to be null and void under any state or federal law, all other portions and provisions not deemed void or voidable shall be given full force and effect.

5.10 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Sellers and the Buyer, on the date first above written.

BUYER:

CAPINVEST LLC BY: Claude Pellerin

SELLERS:	________________________________________ Mike Muzylowski

________________________________________ Carlo Civelli